QUEST RESOURCE CORPORATION
                          2005 OMNIBUS STOCK AWARD PLAN

                          BONUS SHARES AWARD AGREEMENT
                          ----------------------------


Date of Grant: October 14, 2005

 Number of Bonus                                      Date Participant Must Be
  Shares Granted             Date Payable            Employed to Receive Award
 ----------------            ------------            -------------------------






     THIS BONUS SHARES AWARD AGREEMENT (this "Award  Agreement"),  is entered on
__________________,   by  and  between  Quest  Resource  Corporation,  a  Nevada corporation (the "Company"), and ________________________ (the "Participant").

                                    RECITALS:

     A. Effective October 14, 2005, the Company established the 2005 Omnibus Stock Award Plan (the "Plan") under which the Company may grant employees, consultants and non-employee directors of the Company certain equity-based awards.

     B. The Participant is an employee, consultant or non-employee director of the Company or one of its subsidiaries and the Company desires to encourage him/her to own Shares and to give him/her added incentive to advance the interests of the Company, and desires to grant the Participant Bonus Shares of the Company under the terms and conditions established by the Board.

                                   AGREEMENT:

     In consideration of the mutual promises and covenants contained herein, Participant and the Company agree as follows:

     Section 1.   Incorporation of Plan
                  ---------------------

     All provisions of this Award Agreement and the rights of the Participant hereunder are subject in all respects to the provisions of the Plan and the powers of the Board therein provided. Capitalized terms used in this Agreement but not defined shall have the meaning set forth in the Plan.

     Section 2.   Grant of Bonus Shares
                  ---------------------

     As of the Date of Grant identified above, the Company grants to Participant, subject to the terms and conditions set forth herein and in the Plan, that number of Bonus Shares identified above opposite the heading "Number of Bonus Shares Granted" (the "Bonus Shares").

     Section  3.  Effect of Termination of Employment of Participant
                  --------------------------------------------------

     Participant must be employed by the Company on the date specified, if any, opposite the above headings "Number of Bonus Shares Granted" and "Date Payable," in order to be paid the listed number of Bonus Shares. If Participant is not employed by the Company on any such specified date, the Award listed for such date (and any Award(s) specified for any subsequent dates) will be forfeited.

      Section 4.  Nontransferability of Right to/Interest in Bonus Shares
                  -------------------------------------------------------

     Prior to such time that the Bonus Shares are paid to the Participant, any rights to, or interests in, the Bonus Shares, as herein granted, shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any right to, or interest in, the Bonus Shares, or upon the levy of any attachment or similar process upon such Shares, contrary to the provisions of the Plan, the Bonus Shares granted herein (that have not been paid) shall immediately be forfeited.

     Section 5.   Board Authority
                  ---------------

     Any questions concerning the interpretation of this Bonus Shares Award Agreement and any controversy which arises under this Award Agreement shall be settled by the Board in its sole discretion.

     Section 6.   Notice
                  ------

     Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered, sent by recognized expedited delivery service, with proof of delivery or sent by United States mail, postage prepaid, certified mail, return receipt requested. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date which it was personally delivered, received by the addressee, or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or Participant may change, at any time and from time to time, by written notice to the other, the address previously specified for receiving notices. Until changed in accordance herewith, the Company and the Participant specify their respective addresses as set forth below:

        Company:          Quest Resource Corporation
                          Attn: Chief Financial Officer
                          9520 North May Avenue
                          Oklahoma City, Oklahoma 73120

        Participant:      [Insert name and address]

                          ------------------------------

                          ------------------------------

     Section 7.   Binding Effect
                  --------------

     This Award  Agreement  shall bind,  and,  except as  specifically  provided
herein,   shall  inure  to  the   benefit  of  the   respective   heirs,   legal
representatives, successors and assigns of the parties hereto.

     Section 8.   Governing Law
                  -------------

     This Award Agreement and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Oklahoma.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and the Participant has hereunto set his or her hand effective the day and year first above written.



                                            QUEST RESOURCE CORPORATION



                                            By:
                                               ---------------------------------
                                            Title:
                                                  ------------------------------



                                            PARTICIPANT


                                                  ------------------------------



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